Exhibit 10.1

October 30, 2019

Cboe Global Markets, Inc.

400 South LaSalle Street

Chicago, IL 60605

Attention: Chairman and CEO

Ladies and Gentlemen:

The undersigned acknowledges and agrees that, unless earlier revoked in writing by the undersigned:

(i)	effective as of December 31, 2019, the undersigned hereby resigns as an officer of Cboe Global Markets, Inc. (“Cboe”) pursuant to Section 5.9 of the Bylaws of Cboe and as an officer, director and/or manager (or in an equivalent position) of each of the subsidiaries of Cboe for which the undersigned serves as an officer, director and/or manager (or in an equivalent position),

(ii)	Cboe will cause that the undersigned be appointed a Senior Vice President of any of Cboe’s subsidiaries effective as of January 1, 2020;

(iii)	the undersigned will assist with the transition of his duties and responsibilities to his successor through February 28, 2020; and

(iv)	the undersigned’s employment with Cboe and its affiliates will terminate effective as of February 28, 2020.

Sincerely,

/s/ Mark Hemsley

Mark Hemsley

Accepted and Agreed:

Cboe Global Markets, Inc.

By: /s/ Edward T. Tilly

Edward T. Tilly

President and Chief Executive Officer